                                                              EXHIBIT (a)(1)(ii)
                             LETTER OF TRANSMITTAL

                        to Tender Shares of Common Stock
                                       of
                           CAREY INTERNATIONAL, INC.
                       Pursuant to the Offer to Purchase
                              Dated August 3, 2000
                                       by
                           ALUWILL ACQUISITION CORP.
                                     and by
                           CAREY INTERNATIONAL, INC.

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
          CITY TIME, ON AUGUST 31, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    United States Trust Company of New York

By Overnight Courier and   By Hand Delivery to 4:30       By Registered or
         by Hand                     p.m.:                 Certified Mail:
Delivery after 4:30 p.m.
           on
    Expiration Date:

   United States Trust        United States Trust        United States Trust
         Company                    Company                    Company
       of New York                of New York                of New York
  30 Broad Street, 14th    30 Broad Street, B-Level         P.O. Box 112
          Floor             New York, NY 10004-2304     Bowling Green Station
 New York, NY 10004-2304                               New York, NY 10274-0112

For additional information, please call United States Trust Company of New York at (800) 548-6565

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in, if blank,
    exactly as name(s)
    appear(s) on Share            Share Certificate(s) and Shares Tendered
 Certificate(s) tendered)          (Attach additional list, if necessary)
--------------------------------------------------------------------------------
                                               Total Number of
                                                   Shares
                                               Represented by
                            Share Certificate       Share       Number of Shares
                               Number(s)*     Certificate(s)**      Tendered
                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                             Total Shares:

--------------------------------------------------------------------------------
* Need not be completed by stockholders delivering Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

[_]I HAVE LOST MY CERTIFICATE(S) FOR     SHARES OF COMMON STOCK AND REQUIRE
   ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). (SEE INSTRUCTION
   10.)

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at the Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in "The Tender Offer-Section 3 (Procedures for Tendering Shares)" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Stockholders whose certificates evidencing Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "The Tender Offer-Section 1 (Terms of the Offer)" of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "The Tender Offer-Section 3 (Procedures for Tendering Shares)" of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
   FOLLOWING:

  Name of Tendering Institution: _________________________________________

  Account Number: _____________________    Transaction Code Number: _______

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

  Name(s) of Registered Holder(s): _______________________________________

  Window Ticket Number (if any): _________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ____________________

  Name of Institution which Guaranteed Delivery: _________________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                       LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Aluwill Acquisition Corp. ("Acquisition Company"), a Delaware corporation, and/or to Carey International, Inc., a Delaware corporation ("Carey International"), (Carey International or Acquisition Company, individually, is, and Carey International together with Acquisition Company are, sometimes referred to herein as the "Purchasers") the above-described shares of common stock, $0.01 par value per share (the "Shares"), of Carey International, pursuant to the Purchasers' offer to purchase all outstanding Shares, at $18.25 per Share (the "Offer Price"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 3, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchasers all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after July 19, 2000 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchasers, (ii) present such Shares and all Distributions for transfer on the books of Carey International and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of Purchasers as the attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchasers (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, the Purchasers accept such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares (and such other Shares and securities) will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchasers will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the stockholders of Carey International or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchasers reserve the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchasers' acceptance for payment of such Shares, the Purchasers must be able to exercise full voting rights with respect to such Shares.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Purchasers, the Purchasers will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchasers all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchasers shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchasers in their sole discretion.

  No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "The Tender Offer-Section 3 (Procedures for Tendering Shares)" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchasers' acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchasers upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of an extension of the Offer or any delay in making such payment.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. The undersigned recognizes that the Purchasers do not have an obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchasers do not purchase any of the Shares tendered hereby.

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

                 Issue: [_] Check [_] Share Certificate(s) to:

 Name ______________________________________________________________________
                                    (Print)

 Address ___________________________________________________________________
 ___________________________________________________________________________
 ___________________________________________________________________________
                                  (ZIP Code)
 ___________________________________________________________________________
              (Taxpayer Identification or Social Security Number)
                   (See Substitute Form W-9 on reverse side)

 Credit unpurchased Shares delivered by book-entry transfer to the following account: ________________________________________________________
                                                               (Account
                                                               Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

                 Mail: [_] Check [_] Share Certificate(s) to:

 Name ______________________________________________________________________
                                    (Print)

 Address ___________________________________________________________________
 ___________________________________________________________________________
 ___________________________________________________________________________
                                  (ZIP Code)

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
           (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

 X _________________________________________________________________________

 X _________________________________________________________________________
                         Signature(s) of Stockholder(s)

 Dated: ________________, 2000

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 hereof.)

 Name(s): __________________________________________________________________
                                 (Please Print)

 Capacity (full title): ____________________________________________________

 Address: __________________________________________________________________
 ___________________________________________________________________________
 ___________________________________________________________________________
                                   (Zip Code)

 Area Code and Telephone No.: ______________________________________________

 Tax Identification or Social Security No.: ________________________________
                                         (See substitute Form W-9 included
                                         herein)

                           GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5 HEREOF)

              SPACE BELOW FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                 PLACE MEDALLION GUARANTEE IN THE SPACE BELOW.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the owner of the Shares) tendered hereby and such registered holder(s) has
(have) not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used if either Share Certificates are to be forwarded herewith or Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "The Tender Offer-Section 3 (Procedures for Tendering Shares)" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, together in each case with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "The Tender Offer-Section 3 (Procedures for Tendering Shares)" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchasers, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates representing all tendered Shares in proper form for transfer or the Book-Entry Confirmation with respect to all such Shares, together with a properly completed and duly executed Letter of Transmittal for (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "The Tender Offer-Section 3 (Procedures for Tendering Shares)" of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

  4. Partial Tenders (not applicable to stockholders who tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

  If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Share.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing the Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity for the registered holder, such person should so indicate when signing, and proper evidence satisfactory to the Purchasers of such person's authority so to act must be submitted.

  6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchasers will pay all stock transfer taxes with respect to the sale and transfer of any Shares to them or their order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchasers of the payment of such taxes, or exemption therefrom is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" set forth herein, the appropriate boxes set forth in this Letter of Transmittal must be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered.

  8. Waiver of Conditions. The conditions to the Offer may be waived by the Purchasers and Parent in whole or in part at any time and from time to time in their discretion.

  9. Improper Surrender. The Depositary reserves the right to reject any surrenders of Share Certificate(s) that are defective or irregular in any respect and may request from persons making such surrenders such additional documents as the Depositary deems appropriate to cure any such surrender. No surrender will be deemed to have been effected until all such defects or irregularities, which have not been waived, have been cured.

  10. Lost Certificates. In the event that any stockholder is unable to deliver to the Depositary the Share Certificate(s) representing his, her or its Shares due to the loss or destruction of such Share Certificate(s), such fact should be indicated on the face of this Letter of Transmittal. The Depositary will forward additional documentation which such stockholder must complete in order to effectively surrender such lost or destroyed Share Certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed Share Certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary.

  11. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at the address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

  12. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to back-up withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

IMPORTANT: THIS LETTER OF TRANSMITTAL PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

  Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. Refunds are not available from the Depositary.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (ii) that (y) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to give the Depositary

  The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

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

            ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:
                                 PAYOR'S NAME:


 SUBSTITUTE                PART I - Taxpayer              -------------------
                           Identification Number - For      Social Security
                           all accounts, enter your             Number
                           taxpayer identification
                           number on the appropriate
                           line to the right. (For most
                           individuals, this is your
                           social security number. If
                           you do not have a number,
                           see Obtaining a Number in
                           the enclosed Guidelines and
                           complete as instructed.)
                           Certify by signing and
                           dating below. Note: If the
                           account is in more than one
                           name, see the chart in the
                           enclosed Guidelines to
                           determine which number to
                           give the payor.

 Form W-9
                                                                  or

 Department of the                                        -------------------
 Treasury                                                      Employer
 Internal Revenue                                           Identification
 Service                                                        Number
                                                           (If awaiting TIN
                                                                 write
                                                            "Applied For")

 Payer's Request for
 Taxpayer Identification
 Number ("TIN")
-------------------------------------------------------------------------------
 PART II - For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.
-------------------------------------------------------------------------------
 PART III - CERTIFICATION - Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification
     Number (or I am waiting for a number to be issued to me); and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATE INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------

 Signature ________________________________________  Date _____________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within sixty (60) days, 31% of all reportable payments made to me thereafter may be withheld.

 _________________________________________   _________________________________
                 Signature                                 Date

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

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.

                                77 Water Street
                                   20th Floor
                         New York, New York 10005-4495
                 Banks and Brokers Call Collect: (212) 269-5550
                   All Others call Toll Free: (800) 628-8510

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